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                                                                  EXHIBIT 99.172

YENDT, JOHN
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FROM:             Paul_A_Thibodeaux@calpx.com
SENT:             Tuesday, April 04, 2000 11:54 AM
TO:               Yendt, John; John_J_Lynch@calpx.com
CC:               Dean_T_Isa@calpx.com; Alan_M_Rodgers@calpx.com;
                  Fulin_A_Zhuang@calpx.com
SUBJECT:          Intro to CALPX Trading


John and Jody,

Dean Isa confirmed that we are set for a realtime look at trading floor operations tomorrow morning (Wed) at 6:00 am on the trading floor.

John, Please get word to Gary Bennett, since I may not see him today (I am in Pasadena)

Paul



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